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                                                       Exhibit 10.49

                EIGHTH AMENDMENT TO GUARANTEE REIMBURSEMENT AGREEMENT



               This Eighth Amendment to Guarantee Reimbursement Agreement ("Amendment") dated as of September 2, 1993, is entered into by and between National Medical Enterprises, Inc., a Nevada corporation ("NME") and The Hillhaven Corporation, a Nevada corporation ("New Hillhaven").

                                       RECITALS

          A. New Hillhaven and NME are parties to that certain Guarantee Reimbursement Agreement, dated as of January 31, 1990 (as the same has been or may be amended, restated, modified, supplemented, renewed or replaced from time to time, the "Reimbursement Agreement"), which provides, among other things, for the reimbursement by New Hillhaven of all Obligations (as defined in the Reimbursement Agreement) paid by NME. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Reimbursement Agreement.

          B. New Hillhaven, NME, and certain subsidiaries of New Hillhaven and NME, have entered into that certain letter agreement dated June 22, 1993 (the "June 22 Letter"), which among other things, restructures certain relationships of the companies. Among the provisions contained in the June 22 letter that are pertinent to this Reimbursement Agreement, are the following:

               (1) New Hillhaven will obtain financing consisting of
               (a) third party bank financing in the approximate amount of $400 million, and (b) public or private debt financing in the approximate amount of $175 million (collectively, the "Financing"), a portion of the proceeds of which Financing will be used to (i) repay certain Obligations currently guaranteed by NME, and
               (ii) cause NME and/or certain of its subsidiaries to be released from certain other Obligations currently guaranteed by NME and/or certain of its subsidiaries;

               (2) The annual guarantee fee payable by New Hillhaven under this Reimbursement Agreement in connection with the Obligations shall be limited to a maximum of 2% of the Obligations outstanding and the manner of calculating the fee charged on the Obligations outstanding shall be revised; and

               (3) NME and/or certain subsidiaries of NME shall assign to New Hillhaven's subsidiary, First Healthcare Corporation ("FHC"), and FHC shall assume the renewal and/or purchase options contained in the Assumed Leases (as that term is defined in the Reimbursement Agreement) that were not assigned to FHC on or before the Distribution Date for those facilities described in


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               Exhibit 1 attached hereto and incorporated herein by this
               reference (the "Assumed Lease Options"), and those Assumed Lease Options shall be added to the Obligations covered by this Reimbursement Agreement, as more specifically provided herein.

          C. New Hillhaven and NME desire to amend the Reimbursement Agreement as set forth in this Agreement.

          NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend, modify and supplement the Reimbursement Agreement as follows:

                                      AGREEMENT

          1. Calculation of the Guarantee Fee After Completion of Financing. The provisions of Section 2(c) of the Reimbursement Agreement are hereby amended to provide that, commencing with the quarterly payment due for the fiscal quarter ending February 28, 1993, the guarantee fee for each quarter shall be the product of
          (i) the amount of the Obligations outstanding at the close of business on the last day of the preceding fiscal quarter multiplied by (ii) a fraction which is equal to the applicable fraction for the previous fiscal year multiplied by 1.2; provided, however, that at no time shall the fraction to be used in calculating the guarantee fee exceed 2%. Furthermore, notwithstanding the foregoing guaranty fee provisions, the principal amounts of the Obligations described in Exhibit 2 and
          Exhibit 3 attached hereto shall not be included as part of the Obligations for the purposes of calculating the guarantee fee in the foregoing sentence. Instead, in accordance with prior agreements, (x) New Hillhaven shall pay to NME a guarantee fee of 1% per annum on those Obligations described in Exhibit 2, and (y) no guarantee fee shall be charged on those Obligations described in Exhibit 3.

          2. Proration of Guarantee Fee on Obligations Paid With Proceeds of Financing. Notwithstanding any provisions to the contrary, the guarantee fee paid with respect to those Obligations that are paid in full, or as to which NME's guaranty has been released, with proceeds of the Financing during the fiscal year ending May 31, 1994 shall be prorated to the date of payoff, based on the actual number of days elapsed until such Obligation is paid in full or such guaranty has been released.

          3. Inclusion of the Assumed Lease Options as Obligations. The Assumed Lease Options are hereby added as, and shall be deemed to be, "Obligations" under (and as defined in) the Reimbursement Agreement, and all terms, covenants and conditions of the Reimbursement Agreement shall apply; provided, however, that the guarantee fee set forth in Paragraph 1 above shall be charged on the aggregate amount of the rents that will become due for the renewal period for any such Assumed Lease, commencing on the earlier of the date that FHC exercises or is required to exercise such Assumed Lease Option, as provided by the terms of the assignment of such Assumed Lease Option.


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          4.   Inclusion of Certain Assumed Obligations.  To the extent NME or any subsidiary or affiliate of NME remains primarily or contingently liable therefor, each of the Assumed Existing Debt and the Assumed Lease described in Exhibit 4 attached hereto is hereby added as, and shall be deemed to be, an "Obligation" under (and as defined in) the Reimbursement Agreement, and all terms, covenants and conditions of the Reimbursement Agreement, including payment of a guarantee fee as provided in Paragraph 1 above, shall apply to such Assumed Existing Debt and Assumed Lease.

          5. Reaffirmation of Reimbursement Agreement. New Hillhaven reaffirms that the Reimbursement Agreement, as amended hereby, shall remain in full force and effect, and shall continue to be binding upon New Hillhaven.

          6.   Captions.     The captions and headings used herein are for
          the convenience of reference and shall not be construed in any manner to limit or modify any of the terms hereof.

          7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

          8. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed on its behalf as of the date first set forth above.


                                             NATIONAL MEDICAL ENTERPRISES,
                                             INC.


                                             By: _________________________

                                             Title: ______________________



                                             THE HILLHAVEN CORPORATION


                                             By: _________________________
                                             Title: ______________________












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                                      EXHIBIT 1

          No.       Facility Name

          272       Hughes Springs Nursing Home
                    Hughes Springs, Texas

          273       Pinecrest Convalescent Home
                    Daingerfield, Texas

          274       Coastal Care Center
                    Texas City, Texas

          275       Great Southwest Convalescent Center
                    Grand Prairie, Texas

          292       Twin City Nursing Home
                    Gas City, Indiana

          298       Driftwood Convalescent Hospital
                    Yuba City, California

          299       Marysville Convalescent Hospital
                    Marysville, California

          305       University Nursing Center
                    Upland, Indiana

          880       Four States Nursing Home
                    Texarkana, Texas

          881       Southwest Senior Care Center
                    Las Vegas, New Mexico

          760       Ridgeview Nursing and Convalescent Center
                    Wichita Falls, Texas  76392

          860       Blue Hills Centre
                    Kansas City, Missouri

          849       Iliff Care Center
                    Denver, Colorado

          295       Whitehouse Country Manor
                    Whitehouse, Ohio

          184       Greystone Healthcare Center
                    Blountville, Tennessee

          183       Hillhaven Convalescent Center - Ripley
                    Ripley, Tennessee

          189       Fairpark Healthcare Center
                    Maryville, Tennessee

          179       Hillhaven Convalescent Center of Huntington
                    Huntington, Tennessee



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          175       Hillhaven of Jefferson City
                    Jefferson City, Tennessee

          171       Hillhaven Convalescent Center
                    Bolivar, Tennessee

                                      EXHIBIT 2


          A ONE PERCENT GUARANTEE FEE IS PAYABLE ON OBLIGATIONS COVERING THE FOLLOWING FACILITIES:

          Facility 462:  Queen Anne Care Center, WA
          Facility 158:  Bellingham Care Center,  Bellingham, WA
          Facility 461:  Edmonds Care Center, Edmonds, WA
          Facility 825: Nansemond Convalescent Center, Suffolk, VA Facility 829: Holmes Convalescent Center, Virginia Beach, VA


                                      EXHIBIT 3


          NO GUARANTEE FEE IS PAYABLE ON OBLIGATIONS COVERING THE FOLLOWING
          FACILITIES:


          Facility 525: Hillhaven Convalescent Hospital, Orange, CA Facility 781: Bashford East Health Care Center, Bashford, KY Facility 804: Hillhaven Convalescent Center and Nursing Home,
                         Birmingham, AL
          Facility 824:  Hillhaven Convalescent Center & Nursing Home,
                         Mobile, AL
          Facility 160:  First Hill Care Center, WA
          Facility 560:  Franklin Woods Healthcare Center, OH
          Facility 570:  Pickerington Health Care Center, OH
          Facility 822: Hillhaven Convalescent Center, Memphis, TN Facility 416: Park Place Hillhaven Convalescent Center, Great
                         Falls, MT
          Facility 572:  Canal Winchester, OH -- No guarantee fee shall be payable on the Assumed Lease. A guarantee shall be payable on the Assumed Existing Debt as provided in Paragraph 1 of the Amendment.


                                      EXHIBIT 4
                                 ASSUMED OBLIGATIONS

          ASSUMED EXISTING DEBT

          Facility 572: Canal Winchester     Loan Agreement, dated April 1,
                                             1983, between County of
                                             Franklin and Aeon, Inc., with
                                             an outstanding principal
                                             balance as of September 2,
                                             1993 of $1,955,000, secured by
                                             an Open-End Mortgage and
                                             Security Agreement dated April
                                             1, 1983.

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          Facility 416: Park Place           All-Inclusive Promissory
                                             Note Secured by Mortgage,
                                             dated September 1, 1983,
                                             in favor of B.G.M.
                                             Enterprises, with an
                                             outstanding principal
                                             balance as of September
                                             2, 1993 of $257,998.44.

                                             All-Inclusive Promissory
                                             Note Secured by Mortgage,
                                             dated September 1, 1983,
                                             in favor of B.G.M.
                                             Enterprises, with an
                                             outstanding principal
                                             balance as of September
                                             2, 1993 of $1,357,016.39.

          ASSUMED LEASE

          Facility 572: Canal Winchester     Lease and Sublease Agreement,
                                             dated October 10, 1985,
                                             between Aeon, Inc. and First
                                             Healthcare Corporation, and
                                             any amendments thereto.